EXHIBIT 32.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of WorldStar Energy, Corp. (the "Company") on Form 10-QSB for the period ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Kinley, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     b) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                              /s/ M. W. KINLEY
                                              _____________________
                                                  Michael Kinley
                                                  Chief Financial Officer

                                                  November 30, 2005



A signed original of this written statement required by Section 906 has been provided to WorldStar Energy, Corp. and will be retained by the company and furnished to the Securities and Exchange Commission or its staff upon request.